SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 4, 2005

FSI International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238

(State or other jurisdiction) of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3455 Lyman Boulevard Chaska, Minnesota	55318

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 448-5440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Purchase Agreement
Press Release

Item 2.01. Completion of Acquisition or Disposition of Assets.

          On February 4, 2005, FSI International, Inc. (“FSI”) entered into a Purchase Agreement with Finisar Corporation (“Finisar”), dated as of February 4, 2005, for the sale of a building and land located in Allen, Texas, for an aggregate purchase price of approximately $14.9 million. The purchase price was determined through negotiations between FSI and Finisar. Finisar assigned its rights under the Purchase Agreement to Finistar (CA-TX) Limited Partnership (“Finistar”).

          The sale was completed on February 4, 2005. FSI sold approximately 14 acres of land and a building with approximately 160,120 square feet of floor area, as well as fixtures, machinery, equipment, fittings and appliances, to Finistar. FSI received approximately $14.4 million in net cash proceeds from the sale. FSI retained ownership of approximately four acres of land adjacent to the property sold to Finistar. FSI also granted Finistar a right of first refusal on the sale of the adjacent four acres. The right of first refusal expires on December 31, 2009. A copy of the Purchase Agreement is attached to this report as Exhibit 10.1. FSI also issued a press release on February 7, 2005 announcing the completion of the sale transaction. A copy of the press release is attached to this report as Exhibit 99.1.

          Concurrent with the sale, FSI as subtenant, and Finisar, as sublandlord, entered into a Sublease of approximately 40,000 square feet of the space in the Allen, Texas facility. The term of the Sublease ends on August 31, 2005, subject to two extension periods of twelve months each.

          Other than in respect of the transaction described above, no material relationship exists between FSI and Finisar or between FSI and Finistar.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

10.1	Purchase Agreement, dated as of February 4, 2005, by and between FSI International, Inc. and Finisar Corporation

The Registrant hereby agrees to furnish supplementally to the Commission upon request a copy of any omitted exhibit or schedule contained in the Purchase Agreement (as listed on pages 1 and 2 of the Purchase Agreement).

99.1	Press Release dated February 7, 2005

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.

By	/s/ Patricia M. Hollister

Patricia M. Hollister Chief Financial Officer

Date: February 10, 2005

Exhibit Index

Exhibit	Description
10.1	Purchase Agreement,dated as of February 4, 2005, by and between FSI International,Inc. and Finisar Corporation

The Registrant hereby agrees to furnish supplementally to the Commission upon request a copy of any omitted exhibit or schedule contained in the Purchase Agreement (as listed on pages 1 and 2 of the Purchase Agreement).

99.1	Press Release dated February 7, 2005